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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of report: March 11, 2005

                             ORION HEALTHCORP, INC.
                           (formerly SurgiCare, Inc.)
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                001-16587                 58-1597246
      (State or Other          (Commission File          (I.R.S. Employer
      Jurisdiction of               Number)               Identification
       Incorporation)                                        Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Section 3  Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

           On March 7, 2005, Orion HealthCorp, Inc. received a letter from the American Stock Exchange notifying Orion that it does not meet the Exchange's continued listing standards because Orion is not in compliance with Sections 711 and 713 of the AMEX Company Guide. The non-compliance issues relate to issuance of common stock by Orion's predecessor company, SurgiCare, Inc., on two instances in 2003 and 2004 without obtaining shareholder approval.

           In March 2003, SurgiCare, Inc. sold 325,854 shares of its common stock (after giving effect to a one-for-ten reverse stock split implemented in December 2004) plus warrants to purchase an additional 169,227 shares of common stock in a private placement at less than the then-current market price of the stock. The letter from the Exchange indicates that the total number of shares issued (including those shares issuable on exercise of the warrants) exceeded 20% of the outstanding common stock of SurgiCare at the time of the offering and, therefore, required shareholder approval in advance of the offering under Section 713 of the AMEX Company Guide. However, shareholder approval was not obtained.

           In October 2004, SurgiCare issued 13,600 shares of its common stock (after giving effect to the one-for-ten reverse stock split) to consultants. The letter from the Exchange indicates that the issuance of shares to the consultants required advance approval of SurgiCare's shareholders under Section 711 of the AMEX Company Guide. Again, shareholder approval was not obtained.

           The Exchange has advised the Company that, in order to maintain its listing, Orion must submit a plan to the Exchange by March 17, 2005, advising what action it will take to bring the Company back into compliance with Exchange continued listing standards. The Exchange has also advised Orion that, if Orion is not in compliance with Exchange standards at the conclusion of the plan period, the Exchange may initiate delisting proceedings as appropriate.

           Orion submitted a plan for compliance with AMEX listing standards to the Exchange on March 10, 2005.

           Attached is a copy of a press release issued on March 11, 2005, by Orion HealthCorp.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit        Description
3.01           Letter from Dennis J. Meekins, Vice President - Listing
               Qualifications, American Stock Exchange, to Keith LeBlanc, Orion
               HealthCorp, Inc. (March 7, 2005).
99.1           Copy of press release issued by the Company on March 11, 2005.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ORION HEALTHCORP, INC.


                                               By: /s/ Stephen H. Murdock
                                                   ----------------------
                                                   Stephen H. Murdock
                                                   Chief Financial Officer



Date: March 11, 2005

                                  EXHIBIT INDEX

Exhibit
Number     Description of Exhibits
-------    -----------------------

3.01 Letter from Dennis J. Meekins, Vice President - Listing Qualifications, American Stock Exchange, to Keith LeBlanc, Orion HealthCorp, Inc. (March 7, 2005)

99.1       Copy of press release issued by the Company on March 11, 2005.